Prudential Investment Portfolios, Inc

PGIM Balanced Fund (the Fund)

Supplement dated December 15, 2020 to the

Currently Effective Prospectus

and Statement of Additional Information (SAI)

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and SAI, as applicable, and retain it for future reference.

1. Effective as of December 15, 2020, there will be certain portfolio manager changes to the Fund.

George N. Patterson, PhD, CFA, CFP was named Chief Investment Officer at QMA LLC (QMA) in July 2020, and with the responsibilities of his new role, as of December 15, 2020, Mr. Patterson will be relinquishing his day-to-day portfolio manager responsibilities, and will no longer be a named portfolio manager of the Fund. In his role as CIO, he will continue to have management responsibilities over the Quantitative Equity and Global Asset Allocations teams within QMA and will continue to have oversight across all the firm's strategies. All references and information pertaining to Mr. Patterson are hereby removed from the Fund's Prospectus and SAI. Stacie Mintz, Edward Lithgow, Joel Kallman, Edward Campbell, Michael Collins, Richard Piccirillo, Gregory Peters and Robert Tipp will continue to serve as portfolio managers for the Fund.

2.Effective immediately, in the section of the Fund's Prospectus entitled "More About The Fund's Principal And Non- Principal Investment Strategies, Investments And Risks", the subsection entitled "Fixed Income Portfolio" is hereby amended and restated to read as follows:

Fixed Income Portfolio

The fixed income portfolio is managed by PGIM Fixed Income and PGIM Limited (the Fixed Income Subadvisers), the principal public fixed income asset management unit of PGIM, Inc. (PGIM). Normally the Fund will invest 30% to 55% of its total assets in fixed income securities. Fixed income securities include corporate and non-corporate debt obligations, such as US Government securities. The weighted average maturity of the debt obligations held by the Fund will normally be between 1 and 30 years. The Fixed Income Subadvisers use a team approach to attempt to add value by tilting toward fixed income sectors they believe are attractive and utilizing their extensive research capabilities to choose attractive fixed income securities within sectors.

In managing the fixed income portfolio, the Fixed Income Subadvisers use a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top- down economic analysis, the Fixed Income Subadvisers develop views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into their bottom-up research which informs security selection. In its bottom-up research, the Fixed Income Subadvisers develop an internal rating and outlook on issuers. The rating and outlook is determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.

The Fixed Income Subadvisers may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.

The Fixed Income Subadvisers may also use proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.

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The Fund may invest up to 20% of its investable assets in speculative, high risk, below investment-grade securities. These securities are also known as high-yield debt securities or junk bonds. These lower-rated obligations—also known as "junk bonds"—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. The Fixed Income Subadvisers may invest in obligations that are not rated, but that it believes are of comparable quality to these lower-rated obligations.

LR1346